Exhibit 10.1

CONSENT AGREEMENT

This Consent Agreement (this "Consent Agreement"), dated as of July 16, 2019, is by and among Xenetic Biosciences, Inc., a Nevada corporation (the “Company”), and each of the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

Reference is made to that certain Securities Purchase Agreement (the “Agreement”) dated as of March 5, 2019, among the Company and the Purchasers.

WHEREAS, the Board of Directors of the Company (the “Board”) has determined to enter into financing transaction (the "Financing"), pursuant to which the Company will issue warrants (the "Financing Warrants");

WHEREAS, the Financing Warrants include certain terms that may cause the issuance of such warrants to be deemed a Variable Rate Transaction (as defined in the Agreement);

WHEREAS, the Agreement prohibits the Company from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction, and

WHEREAS, for the avoidance of doubt, the Company now seeks the written consent of the Purchasers before the Company undertakes the Financing that constitutes a Variable Rate Transaction.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenant contained in this Consent Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

Terms not otherwise defined in this Consent Agreement shall have the meanings ascribed to them in the Agreement.

ARTICLE II.
CONSENT AND COVENANTS

2.1              Consent. Purchasers hereby consent to the Financing that constitutes a Variable Rate Transaction (the “Consent”).

2.2              Consideration. In consideration of the Purchasers’ Consent, if the Company consummates the Financing, the Company shall (i) no later than two Trading Days following the date of consummation of the Financing, issue to each Purchaser that number of shares of the Company’s Common Stock set forth beneath such Purchaser's name on the signature page of this Consent Agreement (the “Consent Shares”), and (ii) adjust the exercise price of that certain warrant (each a "Warrant") issued to each Purchaser in connection with the Company's reverse stock split on June 25, 2019, seven Trading Days after the closing date of the Financing to an exercise price per share equal to the lowest VWAP of the Company's common stock calculated during the five Trading Day period beginning on, and including, the Trading Day immediately following the public announcement of the pricing of the Financing.

2.3              Filing of Form 8-K. Before 9:00 am ET on July 17, 2019, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to the Purchasers disclosing the material terms of the transactions contemplated hereby, which shall include this form of Consent Agreement (the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company represents to the Purchasers that the Purchasers shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries (as defined below) or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, on the one hand, and the Purchasers or any of their Affiliates, on the other hand, shall terminate. As used herein, “Subsidiary” means any subsidiary of the Company, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

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2.4              Registration Rights. On or prior to the sixtieth (60th) calendar day following the date of issuance of the Consent Shares, the Company shall prepare and file with the Commission a registration statement (the “Registration Statement”) covering (i) the resale of all of the Consent Shares, (ii) all of the shares of Common Stock underlying all the Warrants issued to the Purchasers pursuant to the Agreement and (iii) all of the shares of Common Stock underlying all of the Warrants issued to the Purchasers in connection with the reverse stock split on June 25, 2019, each that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith); provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. The Company shall use its best efforts to cause the Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the 90th calendar day following the date of issuance of the Consent Shares (or, in the event of a “full review” by the Commission, the 120th calendar day following the date of issuance of the Consent Shares); provided, however, that in the event the Company is notified by the Commission that the Registration Statements will not be reviewed or is no longer subject to further review and comments, the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if any of such dates falls on a day that is not a Trading Day, then the next succeeding Trading Day.

2.5              Legend Removal. The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Consent Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Consent Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Consent Shares may reasonably request in connection with a pledge or transfer of the Consent Shares, including, if the Consent Shares are subject to registration pursuant to Section 2.4 above, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Certificates evidencing the Consent Shares shall not contain any legend (including the legend set forth in Section 3.2(g) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Consent Shares pursuant to Rule 144, (iii) if such Consent Shares are eligible for sale under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”)). The Company shall cause its counsel to issue a legal opinion to its transfer agent (“Transfer Agent”) or a Purchaser promptly after the Effective Date (as defined below) if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 2.5, it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Consent Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 2.5. Certificates for Consent Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, (a) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Consent Shares, as applicable, issued with a restrictive legend, and (b) “Effective Date” means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, (b) all of the Consent Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 or (c) following the one year anniversary of the issuance date of the Consent Shares provided that a holder of Consent Shares is not an Affiliate of the Company.

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ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Purchasers that as of the date of its execution of this Consent Agreement:

(a)                Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Consent Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Consent Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board or its stockholders in connection therewith other than in connection with (i) any filings required by this Consent Agreement, (ii) such applications for listing of the Consent Shares that are required to be filed with the Nasdaq Stock Market in the time and manner required thereby, and (iii) such filings as are required to be made under applicable state securities laws (the “Required Approvals”). This Consent Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)               Organization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada.

(c)                No Conflicts. The execution, delivery, and performance of this Consent Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws, or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration, or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree, or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Consent Agreement, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Consent Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(d)               Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Consent Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided any Purchaser or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. As of the date of this Consent Agreement, all of the disclosure when furnished by or on behalf of the Company to Purchasers regarding the Company and its Subsidiaries, their respective businesses, and the transactions contemplated hereby, including but not limited to the disclosure set forth in the SEC Reports, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As used herein, “SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company as of the date of this Consent Agreement with the Commission pursuant to the reporting requirements of the 1934 Act, including all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.

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(e)                Issuance of Securities. The issuance of the Consent Shares are duly authorized and, upon issuance in accordance with the terms of this Consent Agreement, the Consent Shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser, with the Purchaser being entitled to all rights accorded to a Purchaser of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 3.2 of this Consent Agreement, the offer and issuance by the Company of the Consent Shares is exempt from registration under the Securities Act (as defined below).

(f)                No General Solicitation. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Consent Shares.

(g)               No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Consent Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Consent Shares to require approval of shareholders of the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq Stock Market. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Consent Shares under the Securities Act or cause the offering of any of the Consent Shares to be integrated with other offerings for purposes of any such applicable shareholder approval provisions.

(h)               No Disqualification Events. With respect to Consent Shares to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act  (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder.

3.2              Representations and Warranties of the Purchaser. Each Purchaser, severally and not jointly, hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Consent Agreement:

(a)                Organization; Due Authorization. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Consent Agreement and otherwise to carry out its obligations hereunder. The Purchaser represents and warrants that (i) the execution and delivery of this Consent Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Consent Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

(b)               Understandings or Arrangements. The Purchaser is acquiring the Consent Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Consent Shares (this representation and warranty not limiting the Purchaser’s right to sell the Consent Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Consent Shares hereunder in the ordinary course of its business.

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(c)                No Conflicts. The Purchaser represents and warrants that the execution, delivery and performance of this Consent Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Purchaser’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Purchaser to perform its obligations under this Consent Agreement.

(d)               Access to Information. The Purchaser acknowledges that it has had the opportunity to review this Consent Agreement and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of investing in the Consent Shares, the terms and conditions of the offering of the Consent Shares and the merits and risks of investing in the Consent Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(e)                Purchaser Status. The Purchaser represents and warrants that at the time the Purchaser was offered the Consent Shares, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 under the Securities Act.

(f)                Knowledge. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Consent Shares and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Consent Shares and, at the present time, is able to afford a complete loss of such investment.

(g)               Legends; Restricted Securities. (a) The Purchaser understands that the Consent Shares are not, and, except as contemplated in Section 2.4, may never be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Consent Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Consent Shares are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Consent Shares as set forth in this Section 2.5 is predicated upon the Company’s reliance upon this understanding.

ARTICLE IV.
MISCELLANEOUS

4.1              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made by email to the email address of the Company or each the Purchaser set forth on the applicable signature pages hereto.

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4.2              Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Consent shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Consent Shares. This Consent Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Consent or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

4.3              Execution. This Consent Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

4.4              Severability. If any provision of this Consent Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Consent Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Consent.

4.5              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Consent Agreement shall be determined pursuant to the Governing Law provision of the Warrants.

4.6              Entire Agreement. This Consent Agreement, together with the exhibits attached hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.7              Construction. The headings herein are for convenience only, do not constitute a part of this Consent Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Consent Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4.8              Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Consent Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Consent Shares.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Consent Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

XENETIC BIOSCIENCES, INC.	Address for Notice: XENETIC BIOSCIENCES, INC. 40 Speen Street, Suite 102 Framingham, MA 01701 Attn: Jim Parslow
By: /s/ Jim Parslow Name: Jim Parslow Title: Chief Financial Officer With a copy to (which shall not constitute notice):	E-Mail:j.parslow@xeneticbio.com Fax: (781) 538-4327

Akerman LLP

350 East Las Olas Blvd, Suite 1600

Fort Lauderdale, FL 33301

Attn: Teddy Klinghoffer and Michael Francis

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Consent Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: EMPERY ASSET MASTER, LTD.

Signature of Authorized Signatory of Purchaser: /s/ Brett Director

Name of Authorized Signatory: Brett Director

Title of Authorized Signatory: General Counsel of Empery Asset Management, LP, authorized agent of Purchaser

Email Address of Authorized Signatory: notices@emperyam.com

Number of Consent Shares to be issued: 2,207

Address for Notice to Purchaser:

c/o Empery Asset Management, LP

1 Rockefeller Plaza, Suite 1205

New York, NY 10020

Attention: Ryan Lane

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IN WITNESS WHEREOF, the undersigned have caused this Consent Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: EMPERY TAX EFFICIENT, LP

Signature of Authorized Signatory of Purchaser: /s/ Brett Director

Name of Authorized Signatory: Brett Director

Title of Authorized Signatory: General Counsel of Empery Asset Management, LP, authorized agent of Purchaser

Email Address of Authorized Signatory: notices@emperyam.com

Number of Consent Shares to be issued: 785

Address for Notice to Purchaser:

c/o Empery Asset Management, LP

1 Rockefeller Plaza, Suite 1205

New York, NY 10020

Attention: Ryan Lane

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IN WITNESS WHEREOF, the undersigned have caused this Consent Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: EMPERY TAX EFFICIENT II, LP

Signature of Authorized Signatory of Purchaser: /s/ Brett Director

Name of Authorized Signatory: Brett Director

Title of Authorized Signatory: General Counsel of Empery Asset Management, LP, authorized agent of Purchaser

Email Address of Authorized Signatory: notices@emperyam.com

Number of Consent Shares to be issued: 13,674

Address for Notice to Purchaser:

c/o Empery Asset Management, LP

1 Rockefeller Plaza, Suite 1205

New York, NY 10020

Attention: Ryan Lane

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